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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                February 8, 1999
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                     -------------------------------------

                            NIPSCO Industries, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    INDIANA
                 (State or Other Jurisdiction of Incorporation)

                 1-9779                                35-1719974
        (Commission File Number)           (IRS Employer Identification No.)

    801 E. 86TH AVENUE, MERRILLVILLE, INDIANA                 46410
     (Address of Principal Executive Offices)              (Zip Code)

                                 (219) 853-5200
              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events

   The purpose of this Current Report is to file certain financial information regarding the Registrant (NIPSCO Industries, Inc.) and its subsidiaries. Such financial information is set forth in the exhibits to this Current Report.

                                    Exhibits

      Exhibit
      Number                         Description of Item
      -------                        -------------------
      (23)    Consent of Arthur Andersen LLP.
      (27.1)  Financial Data Schedule.
      (27.2)  Restated Financial Data Schedule.
      (27.3)  Restated Financial Data Schedule.
      (99.1)  Financial Information for the Year December 31, 1998.
              --Management's Discussion and Analysis of Financial Condition and
               Results of Operations.
              --Consolidated Statement of Income.
              --Consolidated Balance Sheet.
              --Consolidated Statement of Long-Term Debt.
              --Consolidated Statement of Cash Flows.
              --Consolidated Statement of Common Shareholders' Equity.
              --Notes to Consolidated Financial Statements.
              --Report of Independent Public Accountants.
              --Selected Supplemental Information.
      (99.2)  Condensed Financial Information of NIPSCO Industries, Inc. and
              Subsidiaries.
              --Schedule I--Condensed Balance Sheet.
              --Schedule I--Condensed Statement of Income.
              --Schedule I--Condensed Statement of Cash Flows.
              --Notes to Condensed Financial Statements.
      (99.3)  NIPSCO Industries, Inc. Schedule of Valuation and Qualifying
              Accounts.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          NIPSCO Industries, Inc.
                                           (Registrant)

                                                  /s/ Nina M. Rausch
                                          By __________________________________
                                                      Nina M. Rausch
                                                         Secretary

Date: February 8, 1999

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                                 EXHIBIT INDEX

      Exhibit
      Number                         Description of Item
      -------                        -------------------
      (23)    Consent of Arthur Andersen LLP.
      (27.1)  Financial Data Schedule.
      (27.2)  Restated Financial Data Schedule.
      (27.3)  Restated Financial Data Schedule.
      (99.1)  Financial Information for the Year December 31, 1998.
              --Management's Discussion and Analysis of Financial Condition and
               Results of Operations.
              --Consolidated Statement of Income.
              --Consolidated Balance Sheet.
              --Consolidated Statement of Long-Term Debt.
              --Consolidated Statement of Cash Flows.
              --Consolidated Statement of Common Shareholders' Equity.
              --Notes to Consolidated Financial Statements.
              --Report of Independent Public Accountants.
              --Selected Supplemental Information.
      (99.2)  Condensed Financial Information of NIPSCO Industries, Inc. and
              Subsidiaries.
              --Schedule I--Condensed Balance Sheet.
              --Schedule I--Condensed Statement of Income.
              --Schedule I--Condensed Statement of Cash Flows.
              --Notes to Condensed Financial Statements.
      (99.3)  NIPSCO Industries, Inc. Schedule of Valuation and Qualifying
              Accounts.

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